CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



IN CONNECTION WITH THE QUARTERLY REPORT OF IMAGE TECHNOLOGY LABORATORIES, INC. (THE "COMPANY") ON FORM 10-QSB FOR THE FISCAL PERIOD ENDING SEPTEMBER 30, 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE SEPTEMBER 30, 2003 (THE "REPORT"), I, DAVID RYON, CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE COMPANY, CERTIFY, PURSUANT TO 18 U.S.C. SS 1350, AS ADOPTED PURSUANT TO SS 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

           (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

           (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.


/S/ DAVID RYON
----------------
DAVID RYON
CHIEF EXECUTIVE OFFICER, PRESIDENT
PRINCIPAL FINANCIAL OFFICER
IMAGE TECHNOLOGY LABORATORIES, INC.
KINGSTON, NY
NOVEMBER 14, 2003